UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 25, 2006

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635	No. 13-3925979
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue New York, New York		10019
(Address of Principal Executive offices)		(Zip Code)

Registrants’ telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       Entry Into a Material Definitive Agreement.

On April 25, 2006, the Compensation Committee of the Board of Trustees (the “Compensation Committee”) of Vornado Realty Trust (the “Company”) approved the form of award agreement to be used to grant awards under the Vornado Realty Trust 2006 Outperformance Plan (the “2006 Outperformance Plan”). The 2006 Outperformance Plan is a new long-term incentive compensation program approved by the Compensation Committee and the Company’s Board of Trustees on March 17, 2006 that is designed to create shareholder value in a “pay-for-performance” structure. As previously reported, under the 2006 Outperformance Plan the Company’s senior management team has the opportunity to share in a performance pool if the Company’s total return to shareholders over the three-year performance period from March 15, 2006 through March 14, 2009 exceeds a cumulative 30%, including both share appreciation and dividends paid, from a price per share of $89.17 (the average closing price per common share of the Company for the 30 trading days prior to March 15, 2006). The size of the pool will be 10% of the outperformance return amount in excess of the 30% benchmark, subject to a maximum dilution cap equal to $100 million. A portion of the performance pool can be earned after the first and second years, up to a cumulative maximum of $20 million and $40 million, respectively, based on a minimum total return to shareholders benchmark of 10% and 20%, respectively. In the event the potential performance pool reaches the $20 million dilution cap before March 14, 2007, the $40 million dilution cap before March 14, 2008 or the $100 million dilution cap before March 14, 2009, and remains at the applicable level or higher for 30 consecutive days, the applicable performance period will end early and the applicable pool will be established on the last day of such 30 day period. Compensation earned under the program vests 33-1/3% on each of March 15, 2009, 2010 and 2011 based on continued employment.

Individual awards are in the form of equity-based securities under the Company’s 2002 Omnibus Share Plan, as amended. The award agreement designates each recipient’s percentage of the potential performance pool established under the 2006 Outperformance Plan, with the award being in the form of a new class of units of Vornado Realty L.P. (the “Operating Partnership”), the entity through which the Company conducts substantially all its business. We refer to these awards as “Operating Partnership performance units” or “OPP Units.”  OPP Units, subject to performance, time vesting and other conditions, are convertible by the holder into an equivalent number of the Operating Partnership’s Class A Units, which are redeemable by the holder for common shares of the Company on a one-for-one basis or the cash value of such shares, at the Company’s election. OPP Units are issued prior to the determination of the performance pool, but remain subject to forfeiture to the extent that less than the full number awarded is earned based on total return to shareholders over the three-year measurement period.

Awards under the 2006 Outperformance Plan have been made to a total of 54 officers of the Company. The number of OPP Units awarded to the Company’s nine executive officers are as follows: Steven Roth, 281,250 units; Michael D. Fascitelli, 281,250 units; Michelle Felman, 68,750 units; David R. Greenbaum, 50,000 units; Chrisopher G. Kennedy, 50,000 units; Joseph Macnow, 56,250 units; Sandeep Mathrani, 75,000 units; Mitchell N. Schear, 50,000 units and Wendy Silverstein, 81,250 units. The number of such OPP Units that will actually be earned depends on the total return to shareholders of the Company over the three-year performance period and the number of OPP Units issued is not a projection of the number of OPP Units that will be earned. These individual awards represent a calculation of the maximum number of OPP Units that, based on each recipient’s percentage of the potential performance pool, could be earned by him or her over the term of the 2006 Outperformance Plan, if all performance and vesting hurdles are met, based on certain assumptions. The number of OPP Units actually earned by each recipient, if any, may be less than the number awarded.

In addition, pursuant to the Thirty-Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P. referred to in Item 5.03 below and under the Company’s 2002 Omnibus Share Plan (as recently amended to permit the Compensation Committee of the Board to grant awards in the form of limited partnership units of the Operating Partnership), the Company has granted, on April 25, 2006, 49,851 restricted Operating Partnership units, in the aggregate, to members of management including the following grants:  15,578 units to Steven Roth; 15,578 units to Michael D. Fascitelli; 5,193 units to Michelle Felman; 1,558 units to Christopher G. Kennedy; 5,193 units to Joseph Macnow; 1,558 units to Mitchell N. Shear; and 5,193 units to Wendy Silverstein. We refer to these Operating Partnership units as “Restricted Units,” or “Restricted LTIP Units” and they are separate and distinct from OPP Units. Restricted Units are profit interests in the Operating Partnership that, upon the allocation of profits from the Operating Partnership over time, may be converted into the Operating Partnership’s Class A common units and, consequently, become convertible by the holder on a one-for-one basis for the Company’s common shares or the cash value of such shares, at the Company’s election. Restricted Units are similar to the restricted shares previously granted by the Company to members of management and are subject to similar vesting restrictions.

The foregoing summary is qualified in its entirety by reference to the copies of the form of award agreement under the 2006 Outperformance Plan, the Thirty-Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, and the Form of Restricted LTIP Unit Agreement which are attached hereto as Exhibits 10.1, 10.2 and 10.3 respectively, to this Report on Form 8-K and incorporated herein by reference.

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year. (Item 5.03 applies to Vornado Realty L.P. only)

In connection with the award of OPP Units referred to in Item 1.01, on April 25, 2006, the Company, in its capacity as sole general partner of the Operating Partnership, amended the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership in order to establish the terms of a new class of units, including the OPP Units, which are structured to qualify as “profits interests” for federal income tax purposes. Accordingly, OPP Units initially will not have full parity, on a per unit basis, with Class A Units with respect to liquidating distributions. Upon the occurrence of specified events, the OPP Units can over time achieve full parity with Class A Units, at which time OPP Units that have been earned based on performance may be converted, subject to the satisfaction of applicable vesting conditions, on a one-for-one basis into Class A Units. OPP Units will not be entitled to receive distributions until the final performance measure is met. To the extent that a performance pool is established, award recipients will be entitled to an amount equal to the distributions that would have been paid on their earned OPP Units after March 15, 2006 on a per unit basis equal to Class A Units, payable in the form of additional OPP Units. Thereafter OPP Units, whether or not then vested, will receive distributions on a per unit basis equal to the distributions payable on Class A Units (which are equal to dividends payable on common shares of the Company).

The foregoing summary is qualified in its entirety by reference to the copies of the form of award agreement under the 2006 Outperformance Plan, the Thirty-Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, and the Form of Restricted LTIP Unit Agreement which are attached hereto as Exhibits 10.1, 10.2 and 10.3 respectively, to this Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

10.1	Form of Vornado Realty Trust 2006 Outperformance Plan Award Agreement

10.2	Thirty-Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated April 25, 2006

10.3	Form of Vornado Realty Trust 2002 Omnibus Share Plan Restricted LTIP Unit Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

	By:	/s/ Joseph Macnow
	Name:	Joseph Macnow
	Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: April 27, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)

	By:	VORNADO REALTY TRUST,

Sole General Partner

	By:	/s/ Joseph Macnow
		Name:	Joseph Macnow
		Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: April 27, 2006